Master Agreement

Consultant / Professional Services

MASTER SERVICES AGREEMENT

between

Corradiance, LLC.

and

Fresh Medical Laboratories, Inc.

for

CONSULTANT/PROFESSIONAL SERVICES

01/11/2014

Master Agreement

Consultant / Professional Services

EXHIBITS

Exhibit A

Work Order

2 pages

Attachment 1

Expense Policy

1 page

to Exhibit A

Exhibit B

Consultant’s Intellectual Property

1 page

Exhibit C

Project Budget

Exhibit D

 Project Budget Report

Master Agreement

Consultant / Professional Services

This Master Agreement (the “Agreement”), made effective as of 01/11/2014 (the “Effective Date”), by and between Corradiance, LLC, a Utah company  (the “Consultant”), and Fresh Medical Laboratories, Inc. (the “Company”), a Delaware Corporation, evidences that,

WHEREAS, Consultant is a corporation engaged in the business of providing consulting and professional services;

WHEREAS, Company desires to engage Consultant to provide consulting and professional services (collectively the “Services”) as Company may from time to time request;

NOW THEREFORE, in consideration of the premises, the mutual representations, warranties and covenants set forth herein and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.

TERM OF AGREEMENT.  This Agreement shall remain in full force and effect for a term of one (1) year following the effective date, unless sooner terminated as provided herein.

2.

MASTER AGREEMENT.  This Agreement anticipates the future issuance of Work Orders by Company. Each Work Order shall be subject to the terms and conditions of this Agreement.  This Agreement shall apply to all Work Orders entered during the term of this Agreement, with respect to the Services that are the subject of this Agreement, unless the parties expressly agree otherwise by a written modification to this Agreement, signed by an authorized representative of both parties.

3.

SCOPE OF AGREEMENT.

a)

Except as otherwise provided herein, Company shall authorize the performance of any Services by issuing written Work Orders from time to time substantially in the form of Exhibit A hereto.  Such Work Orders will be consecutively numbered in accordance with Company's practices.  In the event Consultant objects to the terms and conditions of any Work Order, Consultant shall notify the Company in writing as soon as practical after receipt of the Work Order, such notice to include a reasonable description of Consultant’s objections.  Consultant and Company agree to negotiate in good faith towards the resolution of any objections to the terms and conditions of any individual Work Order.

b)

Consultant shall perform all Services in accordance with the terms and conditions of this Agreement and specifications set forth for the Services in the applicable Work Order.  The term "Services" shall include, but not be limited to all labor and/or materials furnished by Consultant.

c)

Company shall have a limited right to make reasonable changes to the specifications set forth in any Work Order provided such changes remain within the general scope of Services contemplated by this Agreement.  If such proposed change shall alter the time contemplated for performance under, or payments due under, such Work Order, the proposed change shall not be effective unless agreed to in advance in a writing signed by each of the parties hereto.

d)

In order to facilitate Consultant’s performance of the Services, Company shall provide Consultant and Consultant’s employees, contractors, and agents (“Consultant’s Personnel”) reasonable access to Company’s personnel, sites and other information required for the performance of the Services by Consultant.

e)

Company shall provide Consultant and Consultant’s Personnel with any rules and regulations, including but not limited to safety regulations and security requirements.  Consultant and Consultant’s Personnel shall comply with any such rules and regulations as are made known to them.

f)

In the event Company, for any reasonable and lawful reason, requests, in writing,  Consultant discontinue furnishing any of Consultant’s Personnel provided by Consultant for performing work on Company’s premises, Consultant shall immediately comply with such request.  Such person shall leave Company’s premises promptly and Consultant shall not furnish such person again to perform work on Company’s premises without Company’s consent.  Consultant shall have opportunity to replace such individual if replacement is made within ten (10) business days of written notification.

Master Agreement

Consultant / Professional Services

4.

PERFORMANCE OF SERVICES.  The manner in which the Services are to be performed and the specific hours to be worked by Consultant’s personnel shall be determined by Consultant and/or Consultant’s personnel, but in all events will be in accordance with generally accepted practices with Company’s industry.  It is understood and agreed Consultant and Consultant’s Personnel shall be deemed to be independent contractors and shall in no sense be considered employees or agents of Company nor will they be entitled to participate in any benefits or privileges given or extended by Company to its employees.  Consultant and Consultant’s Personnel shall have no power or right, unless expressly authorized in writing, to enter into contracts or commitments on behalf of Company.  Consultant’s Personnel who perform Services for Company under this Agreement shall also be bound by the provisions of this Agreement.

5.

ACCEPTANCE OR REJECTION.  Consultant or Consultant’s Personnel shall provide weekly timesheets to Company providing detailed summaries of the tasks performed by Consultant or Consultant’s Personnel, the hours billed to Company and the tasks completed in connection with Consultant’s or Consultant’s Personnel’s rendering of the Services.  As an overall framework for the overall project, Consultant shall initially provide, and update as necessary to reflect material change estimates for the completion of the overall project in terms of objectives completed, work orders completed, work orders pending and additional work. Company shall indicate its approval of such timesheets, and its acceptance of Services, by its signature thereon.  Consultant shall provide timesheets and work orders in terms that are immediately understandable in connection with the project completion budget.  Company shall promptly notify Consultant of any instance in which Services rendered by Consultant or Consultant’s Personnel are unsatisfactory in Company’s reasonable estimation.  Upon receipt and review of any such notice from Company, Consultant and Company shall negotiate in good faith to complete the Services in a manner satisfactory to Company.  If the unsatisfactory Services have not been corrected within thirty (30) business days after Company's notice to Consultant, Company may, in addition to any other rights and remedies provided by law or this Agreement, terminate this Agreement upon written notice to Consultant.

6.

INVOICES AND PAYMENTS.

a)

Consultant shall render invoices for Services performed for Company in accordance with the charges, schedule and other terms and conditions specified in the applicable Work Order. Each invoice shall identify the total hours and period for billing, the amount of reimbursable expenses, if any, and applicable taxes, if any.  Company shall remit payment for each invoice within twenty (20) days of invoice date provided that Consultant as responded and clarified any questions directed to the Consultant by the Company with respect to the invoice.  The rates set forth in the applicable Work Order are not subject to increase by Consultant during the term of Work Order.  Reimbursable expenses greater than $500 require prior written Company approval.

b)

Company shall only be liable for charges expressly authorized in a Work Order or this Agreement.  Consultant shall not incur any expenses on behalf of Company unless such expenses are specifically authorized in the applicable Work Order.  Any other reimbursable expenses are subject to prior review and approval by Company.

c)

In the event Company reasonably disputes any amount on an invoice, the Company will so notify Consultant in writing and the parties will negotiate in good faith to resolve the dispute as soon as practical.  Payment under any disputed invoice shall be due and payable immediately upon resolution of the dispute.

7.

TERMINATION.

a)

Either Consultant or Company may terminate this Agreement upon thirty (30) days prior written notice to the other setting forth the effective date of the termination.  The expiration or termination of this Agreement shall not affect the obligations of the parties under any Work Order previously issued under this Agreement, and the terms and conditions of this Agreement shall continue to apply to such Work Order as if this Agreement had not expired or been terminated.

b)

Either Consultant or Company may terminate any Work Order upon thirty (30) days prior written notice setting forth the Services to be completed by the effective date of termination.  Upon receipt of any termination notice from Company, Consultant shall endeavor in good faith not to incur additional expenses unless Company’s written notice of termination states otherwise.  Company shall pay Consultant for any Services not previously billed up to the effective date of termination.

Master Agreement

Consultant / Professional Services

c)

If either party is in default of its obligations under this Agreement and/or any Work Order and the default continues for thirty (30) days after written notice by the nondefaulting party, the nondefaulting party may, in addition to all other rights and remedies provided by law or this Agreement, terminate this Agreement and/or any Work Order that may be affected by the default unless the default reasonably requires more than thirty (30) days to correct and the defaulting party has begun substantial corrective action to correct the default with such thirty (30) day period, in which event termination shall not be effective unless ninety (90) days have expired from the date of the default notice and the default has not been remedied.

d)

Upon the expiration or termination of this Agreement or any Work Order, Consultant and Consultant's Personnel shall promptly return to Company all papers, written materials, equipment and other Information furnished to Consultant or Consultant's Personnel by Company or developed by Consultant or Consultant's Personnel in connection with or as a result of the performance of the Services under this Agreement.

8.

INSURANCE.  Consultant shall maintain appropriate insurance coverage for the benefit of Consultant.  Consultant waives any rights to recovery from Company for any injuries that Consultant and/or Consultant's Personnel may sustain while performing services under this Agreement and that are a result of the negligence of Consultant or Consultant's Personnel.

9.

INDEMNIFICATION.  Consultant shall indemnify in respect of, and hold Company and its officers, directors, employees and agents harmless against, any and all damages, claims, deficiencies, losses, including taxes, and all expenses (including interest, penalties, and attorneys' and accountants' fees and disbursements but reduced by any tax savings, benefits or offsets to which any party shall be entitled directly or indirectly by reason thereof) resulting from any misrepresentation, breach of warranty or negligence on the part of Consultant or  Consultant's Personnel under this Agreement.  The obligations imposed on Consultant under this Section 9 shall survive the termination of this Agreement.  Company shall indemnify in respect of, and hold Consultant and its officers, directors, employees and agents harmless against, any and all damages, claims, deficiencies, losses, including taxes, and all expenses (including interest, penalties, and attorneys' and accountants' fees and disbursements but reduced by any tax savings, benefits or offsets to which any party shall be entitled directly or indirectly by reason thereof) resulting from any misrepresentation, breach of warranty or negligence on the part of Company or Company's employees or agents under this Agreement.

10.

ASSIGNMENT.  Consultant's obligations under this Agreement may not be assigned or transferred to any other person, firm, or corporation without the prior written consent of Company.

11.

INTELLECTUAL PROPERTY.  The following provision shall apply with respect to copyrightable works, ideas, discoveries, inventions, applications for patents, and patents (collectively, "Intellectual Property"):

a)

Consultant’s Intellectual Property.  Consultant personally holds an interest in the Intellectual Property that is described on the attached Exhibit B and which is not subject to this Agreement.

b)

Development of Intellectual Property.  Any improvements to Intellectual Property items listed on Exhibit B, further inventions or improvements, and any new items of Intellectual Property discovered or developed by Consultant’s Personnel during the term of this Agreement shall be the property of Consultant not withstanding Company’s right to acquire such Intellectual Property on terms agreeable to Consultant and Company.  Company will not acquire shop rights or an interest in any way in such Intellectual Property by virtue of the development, experimentation, or adaptation for manufacture, sale, or use.

12.

CONFIDENTIALITY. During the term of this Agreement, Consultant may have access to and become familiar with various sensitive information belonging to Company consisting of, but not limited to, processes, price lists, cost information, discounts, customer lists, trade secrets, business plans, compilations of information, records, procedures, techniques, technical data, know-how, methods of operations and other confidential information (collectively, the "Confidential Information"), which are acquired, developed and used by the Company.  Consultant acknowledges and agrees all Confidential Information is and shall remain the property of Company.  Consultant further agrees it shall not use in any way or disclose any of the Confidential Information, directly or indirectly, either during the term of this Agreement or at any time thereafter, except as required in the course of its performance under this Agreement or to the extent such Confidential Information is publicly known.  All files, records, documents, information, data, and similar items relating to the business of Company, whether prepared by Consultant or otherwise coming into their possession, shall remain the exclusive property of Company and shall not be removed from the premises of the Company under any circumstances without the prior written permission of Company (except in the ordinary course of business during the term of this Agreement), and in any event shall be promptly delivered to Company (without Consultant retaining any copies) upon termination of this Agreement.

Master Agreement

Consultant / Professional Services

13.

NOTICES.  All notices required or permitted under this Agreement shall be in writing and shall be deemed delivered when delivered in person or deposited in the United States mail, postage prepaid, addressed as follows:

IF for Company:

Fresh Medical Laboratories, Inc.

Steven Eror

CEO

757 East South Temple

Suite 150

Salt Lake City, Utah  84025

IF for Consultant:

Corradiance, LLC.

Dennis J Tulane

Manager

1794 Grand View Drive

Farmington, Utah  84025

Such address may be changed from time to time by either party by providing written notice to the other in the manner set forth above.

14.

ENTIRE AGREEMENT. This Agreement and the agreements, instruments and documents contemplated by this Agreement represent the parties' entire agreement with respect to the subject matter of this Agreement and such other agreements, instruments and documents and supersede and replace any prior agreement or understanding with respect to that subject matter.  This Agreement may not be amended or supplemented except pursuant to a written instrument signed by the party against whom such amendment or supplement is to be enforced.  Nothing contained in this Agreement will be deemed to create any agency, joint venture, partnership or similar relationship between the parties to this Agreement.  Nothing contained in this Agreement will be deemed to authorize either party to this Agreement to bind or obligate the other party.

15.

AMENDMENT.  This Agreement may only be modified or amended in a writing signed by both parties.

16.

COUNTERPARTS.   This Agreement may be executed in multiple counterparts, each of which will be deemed to be an original and all of which will be deemed to be a single agreement.  This Agreement will be considered fully executed when all parties have executed an identical counterpart, notwithstanding that all signatures may not appear on the same counterpart.

17.

SEVERABILITY.  If any of the provisions of this Agreement are determined to be invalid or unenforceable, such invalidity or unenforceability will not invalidate or render unenforceable the remainder of this Agreement, but rather the entire Agreement will be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the parties will be construed and enforced accordingly.  The parties acknowledge that if any provision of this Agreement is determined to be invalid or unenforceable, it is their desire and intention that such provision be reformed and construed in such manner that it will, to the maximum extent practicable, be deemed to be valid and enforceable.

18.

WAIVER.  No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise or the exercise of any other right.

Master Agreement

Consultant / Professional Services

19.

APPLICABLE LAW.   THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH (EXCLUSIVE OF CONFLICTS OF LAW PRINCIPLES) AND WILL, TO THE MAXIMUM EXTENT PRACTICABLE, BE DEEMED TO CALL FOR PERFORMANCE IN SALT LAKE COUNTY, UTAH.  COURTS WITHIN THE STATE OF UTAH WILL HAVE EXCLUSIVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY.  THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS.  VENUE IN ANY SUCH DISPUTE, WHETHER IN FEDERAL OR STATE COURT, WILL BE LAID IN SALT LAKE COUNTY, UTAH. EACH OF THE PARTIES HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (i) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (ii) SUCH PARTY AND SUCH PARTY'S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (iii) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM.

20.

FORCE MAJEURE.    Neither party to this Agreement shall be liable to the other for any delay or failure by such party to perform its obligations under this Agreement if such delay or failure arises from any cause or causes beyond the reasonable control of such party, including, without limitation, labor disputes, strikes, acts of God, floods, lightning, shortages of materials, rationing, utility or communication failures, earthquakes, casualty, war, acts of the public enemy, riots, insurrections, embargoes, blockades or regulations or orders of governmental authorities.  If a party to this Agreement shall be delayed or prevented from performing such party's obligations pursuant to this Agreement due to any cause beyond such party's reasonable control, such delay shall be excused during the continuance of such delay and the period of performance shall be extended to the extent necessary to enable such party to perform its obligations after the cause of such delay has been removed; provided, however, if such performance is delayed for 20 or more days, the party entitled to the benefit of such performance may elect to terminate this Agreement.

21.

REPRESENTATIVES OF AUTHORITY.  Each person signing this Agreement represents and warrants that he is authorized to execute and deliver this Agreement, that this Agreement is binding upon the party for whom he has signed and that the signature of no one else is required to bind that party.  Each individual executing this Agreement on behalf of a corporation represents and warrants that he is duly authorized to execute and deliver the Agreement on behalf of such corporation.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

CONSULTANT

COMPANY

By: /s/ Dennis J. Tulane

By:/s/ Steven C. Eror

      Dennis J. Tulane

      Steven C. Eror

(Print Name)

(Print Name)

Title: Manager

Title: CEO

Date Signed: 1/13/2014

Date Signed: 1/13/2014

EXHIBIT A - WORK ORDER

MASTER AGREEMENT FOR

CONSULTANT/PROFESSIONAL SERVICES

WORK ORDER NO.

1

DATE:

01/13/2014

CONSULTANT:

Corradiance, LLC.

ADDRESS:

1794 Grand View Drive

Farmington, Utah  84025

ATTN:

Dennis J Tulane

Fresh Medical Laboratories, Inc. ("Company ") requests Corradiance, LLC (“Consultant”) to provide the Services described below subject to the terms and conditions set forth herein and in accordance with the provisions of the Master Agreement for Consultant/Professional Services, dated 01/11/2014 by and between Company and Consultant.

1.

Consultant's personnel who will perform Services:

Todd Newman - Project Manager/Software Architect

2.

Description of Services:

Review current system

Determine new system requirements/vision

Develop project scope, project plan, and budget

3.

Location and Timetable for Services:

Fresh Medical Laboratories Office, 757 East South Temple, Suite 150, Salt Lake City

February 24, 2014 – March 12, 2014

4.

This work order shall expire immediately following the date set forth above.

5.

Reports to be furnished by Consultant's personnel:

Status Report

EXHIBIT A - WORK ORDER

MASTER AGREEMENT FOR

CONSULTANT/PROFESSIONAL SERVICES

6.

Compensation shall be:

a.

For Services:

$8,500.00 fixed cost plus up to $500.00 for expense reimbursement

ANY ADDITIONAL COMPENSATION FOR SERVICES PERFORMED BY CONSULTANT OR CONSULTANT'S PERSONNEL OUTSIDE THE SCOPE OF THIS EXHIBIT MUST BE APPROVED IN ADVANCE BY COMPANY IN WRITING.

b.

For Reimbursable Expenses:

Up to $500.00 for expense reimbursement

7.

Pay in lieu of prior written notice (section 7.b. of Master Services Agreement) for termination of this Work Order shall be 15 days.

Consultant shall present bills, receipts and other documentary proof supporting any expenses submitted for reimbursement.  EXCEPT AS SPECIFICALLY PROVIDED FOR IN THIS EXHIBIT, ATTACHMENT I, OR AS SPECIFICALLY AUTHORIZED BY COMPANY IN WRITING, CONSULTANT SHALL NOT BE ENTITLED TO REIMBURSEMENT FOR ANY AMOUNTS PAID BY CONSULTANT OR CONSULTANT'S PERSONNEL TO THIRD PARTY SUPPLIERS OF GOODS OR SERVICES.

Agreed and Accepted:

Corradiance, LLC

Fresh Medical Laboratories, Inc.

“CONSULTANT”

“COMPANY”

/s/ Dennis J. Tulane

/s/ Steven C. Eror

Name

Name

Dennis J Tulane, Manager

Steven C. Eror, CEO

(Print Name and Title)

(Print Name and Title)

2/13/2014

2/13/2014

(Date)

(Date)

ATTACHMENT 1 TO EXHIBIT A

MASTER AGREEMENT FOR

CONSULTANT/PROFESSIONAL SERVICES

Travel and Expense Policy

Actual Costs:

All travel and living expenses are billed for the actual costs incurred, with the exception of the per diem meal allowance.  Receipts are retained for all expenses above $25.00.

Airfare:

Airfare is the cost of one round trip coach fare.  Reservations and ticketing are made as early as possible, using advanced bookings (where possible) in order to obtain the lowest possible fare.  The client assumes the risk of the cost of any penalties due to cancellations as a result of client’s changes in consultants’ schedules.  Any deviations in the consultant’s home or client destinations must be cost neutral to the client and require prior approval by the client.

Lodging:

Lodging is acquired near the client’s offices at a price agreeable to the client and consistent with rates for the area.  Consultants use the client’s corporate rate at designated hotels whenever possible.

Per Diem:

Meal expenses are calculated on a per diem basis which includes all meals, tips, and incidental expenses.  The per diem amount varies based on the city and county according to IRS guidelines.

Car Rental:

Car rental is for a four-door compact or mid-sized car.  Consultants use client’s preferred rental company and corporate rate.  Consultants attempt to share transportation if possible.

Taxis/Trains:

client is billed for the cost of taxi, bus, shuttle, or train fare to and from the client’s offices.  Consultants attempt to use the most cost and time effective of transportation.

Parking/Tolls:

Client is billed for the cost of parking and tolls associated with transportation to and from the client’s site, as well as airport parking and mileage to and from the airport.

Mileage:

Mileage is billed at the standard rate as published by the IRS according to the following rules:

•

Out-of-Town:  The round trip distance from the consultant’s home to the airport.

•

Local:     the round trip distance from the consultant’s  home to the client site.

Laundry:

Client is billed for laundry expenses based on the actual cost up to a maximum of $20 per week when a consultant is required to stay more than five consecutive days on site.

Phone Calls:

Client is billed only for phone calls related to client business.

Postage / Out-of-

Client will be billed for postage, courier, overnight delivery, and other out-of-pocket expenses

Pocket Expenses:

incurred in the production of client-related work.

EXHIBIT B

MASTER AGREEMENT FOR

CONSULTANT/PROFESSIONAL SERVICES

CONSULTANT'S INTELLECTUAL PROPERTY

Development Methodologies

Project Management Methodologies

System Integration Methodologies

Note – Company shall own all “Work For Hire” work products

EXHIBIT A – WORK ORDER

MASTER AGREEMENT FOR

CONSULTANT/PROFESSIONAL SERVICES

WORK ORDER NO.

2

DATE:

03/26/2014

CONSULTANT:

Corradiance, LLC.

ADDRESS:

1794 Grand View Drive

Farmington, Utah  84025

ATTN:

Dennis J Tulane

Fresh Medical Laboratories, Inc. ("Company ") requests Corradiance, LLC (“Consultant”) to provide the Services described below subject to the terms and conditions set forth herein and in accordance with the provisions of the Master Agreement for Consultant/Professional Services, dated 01/11/2014 by and between Company and Consultant.

1.

Consultant's personnel who will perform Services:

Todd Newman - Project Manager/Software Architect

Other development/testing personnel as directed by the project manager

2.

Description of Services:

See Attachment 1

3.

Primary Location and Estimated Timetable for Services:

Fresh Medical Laboratories Office, 757 East South Temple, Suite 150, Salt Lake City

Off-site as directed by the project manager

March 26, 2014 – July 18, 2014

4.

This work order shall expire based on completion of deliverables.

5.

Reports to be furnished by Consultant's personnel:

Status Report

6.

Compensation shall be:

a.

For Services:

The total cost of the project will be $147,900.00.  This price is fixed bid and is inclusive of expenses.  Project will be driven by phase, dates are presented as targets but milestones may be completed slightly ahead or behind targets.  Payments will be made based on the completion of milestones on the following schedule:

Prototype Complete	$26,800.00
Development Complete	$59,800.00
Testing Complete	$22,500.00
Deployment	$38,800.00
$147,900.00

15% of the cost of the project will be paid in FML stock.  The price of the shares will be based on the current valuation of the company at the time of the milestone completion date and issued in conjunction with milestone payment not to exceed 20 days of milestone completion.

EXHIBIT A – WORK ORDER

MASTER AGREEMENT FOR

CONSULTANT/PROFESSIONAL SERVICES

Client agrees to provide resources in a timely manner as described in the Attachment 1 below.  Failure to do so will have an adverse impact on the timeline and quality of the quality of the project.

ANY ADDITIONAL COMPENSATION FOR SERVICES PERFORMED BY CONSULTANT OR CONSULTANT'S PERSONNEL OUTSIDE THE SCOPE OF THIS EXHIBIT MUST BE APPROVED IN ADVANCE BY COMPANY IN WRITING.

b.

For Reimbursable Expenses:

N/A

7.

Pay in lieu of prior written notice (section 7.b. of Master Services Agreement) for termination of this Work Order shall be 15 days.

Consultant shall present bills, receipts and other documentary proof supporting any expenses submitted for reimbursement.  EXCEPT AS SPECIFICALLY PROVIDED FOR IN THIS EXHIBIT, ATTACHMENT I, OR AS SPECIFICALLY AUTHORIZED BY COMPANY IN WRITING, CONSULTANT SHALL NOT BE ENTITLED TO REIMBURSEMENT FOR ANY AMOUNTS PAID BY CONSULTANT OR CONSULTANT'S PERSONNEL TO THIRD PARTY SUPPLIERS OF GOODS OR SERVICES.

Agreed and Accepted:

Corradiance, LLC

Fresh Medical Laboratories, Inc.

“CONSULTANT”

“COMPANY”

/s/ Dennis J. Tulane

/s/ Steven C. Eror

Name

Name

Dennis J. Tulane, Manager

Steven C. Eror, CEO

      (Print Name and Title)

(Print Name and Title)

4/4/2014

4/3/2014

(Date)

(Date)